UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2023

Paramount Gold Nevada Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-36908	98-0138393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada 89445

(Address of principal executive offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Paramount Gold Nevada Corp. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (the “Original Filing”). The Original Filing included a furnished press release which contained a typographical error. The sole purpose of this Amendment is to furnish the corrected press release. No other changes have been made to the Original Filing other than to provide the disclosure set forth in this Amendment.

Item 7.01 Regulation FD Disclosure

On September 8, 2023, Paramount Gold Nevada Corp. (the “Company”) issued a press release titled “Paramount Gold Completes an Updated Technical Report Summary for the Sleeper Gold Project”. The press release contained a typographical error in the third bullet point of the sub headline by indicating a resource estimate of 31 million ounces of silver rather than the correct number of 21 million ounces, as was correctly indicated in the table within the press release. A copy of the updated and corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Updated press release titled “Paramount Gold Completes an Updated Technical Report Summary for the Sleeper Gold Project”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Chief Financial Officer

Dated: September 8, 2023